SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO MULTI-ASSET FUNDS

Wells Fargo WealthBuilder Conservative Allocation Fund

Wells Fargo WealthBuilder Equity Fund

Wells Fargo WealthBuilder Growth Allocation Fund

Wells Fargo WealthBuilder Growth Balanced Fund

Wells Fargo WealthBuilder Moderate Balanced Fund
 (each a “Fund” together the “Funds”)

Effective immediately, all references to Petros N. Bocray in the Funds’ prospectuses are hereby removed.

Effective immediately, Travis L. Keshemberg is added as a portfolio manager to the Funds.

I.Prospectus
In the section entitled "Fund Summary – Fund Management" for the Funds, the Fund Management table is replaced with the following:

Manager	Sub-Adviser	Portfolio Manager, Title / Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	KandarpR. Acharya, CFA, FRM, Portfolio Manager / 2013 Christian L. Chan, CFA, Portfolio Manager / 2013 Travis L. Keshemberg, CFA, CIPM, FRM, Portfolio Manager / 2018

In addition, the section entitled "The Sub-Advisers and Portfolio Managers" is supplemented with the following:

Travis L. Keshemberg, CFA, CIP, FRM
Mr. Keshemberg joined Wells Capital Management in 2016 where he currently serves as Portfolio Manager. Prior to joining Wells Capital Management, Mr. Keshemberg was a Director of Research at Wells Fargo Funds Management, LLC.

October 26, 2018                                                                                                                                                                  WBP108/P810SP